                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 25, 2005
                             THE GORMAN-RUPP COMPANY

             (Exact Name of Registrant as Specified in its Charter)


                                      Ohio
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


        1-6747                                           34-0253990
-------------------------                   ------------------------------------
(Commission File Number)                    (I.R.S. Employee Identification No.)


305 Bowman Street, Mansfield, Ohio                                   44903
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(Address of Principal Executive Offices)                           (Zip Code)


                                 (419) 755-1011
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              (Registrant's Telephone Number, Including Area Code)





                                Page 1 of 5 Pages
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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

           On February 25, 2005, The Gorman-Rupp Company issued a news release announcing (i) its audited financial results for the year ended December 31, 2004, (ii) the existence of a material weakness in its internal control over financial reporting, and (iii) the correction of a prior period error relating to the calculation of a deferred income tax liability. This news release is included as Exhibit 99 and is being furnished, not filed, with this Current Report on Form 8-K.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             THE GORMAN-RUPP COMPANY


                                             By /s/ David P. Emmens
                                                --------------------------
                                                David P. Emmens
                                                Corporate Counsel and Secretary

February 25, 2005

                                  EXHIBIT INDEX

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           Exhibit                                             Page
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(99)       News Release dated February 25, 2005                 3
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